Information on net borrowings (Tables)	12 Months Ended
Dec. 31, 2022
Information on net borrowings
Schedule of net borrowings

Management believes that net borrowings is a useful measure of Eni’s financial condition as it provides insight about the soundness of Eni’s capital structure and the ways by which Eni’s operating assets are financed.

(€ million)	December 31, 2022	December 31, 2021
A. Cash	3,351	2,758
B. Cash equivalents	6,804	5,496
C. Other current financial assets	9,736	10,553
D Liquidity (A+B+C)	19,891	18,807
E. Current financial debt	6,588	3,613
F. Current portion of non-current financial debt	1,839	1,415
G. Current financial indebtedness (E+F)	8,427	5,028
H. Net current financial indebtedness (G-D)	(11,464)	(13,779)
I. Non-current financial debt	6,073	9,058
J. Debt instruments	17,368	19,045
K. Non‐current trade and other payables
L. Non-current financial indebtedness (I+J+K)	23,441	28,103
M. Total financial indebtedness (H+L)	11,977	14,324